UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

CLIMB GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	CLMB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      At the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Climb Global Solutions, Inc. (the “Company”) held on June 2, 2026, the Company’s stockholders, upon the recommendation of the Board of Directors (the “Board”), approved the Amended and Restated Climb Global Solutions, Inc. 2021 Omnibus Incentive Plan (the “A&R 2021 Plan”), which was previously adopted by the Board, subject to approval by the Company’s stockholders.

       A summary of the A&R 2021 Plan can be found under the caption “Proposal 3 - Approval of the Amended and Restated Climb Global Solutions, Inc. 2021 Incentive Plan” of  the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”), which is incorporated herein by reference. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the A&R 2021 Plan and are qualified by reference to the text of the A&R 2021 Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the 2026 Annual Meeting on June 2, 2026. At the 2026 Annual Meeting, 15,139,669 shares of the Company’s common stock were represented either in person or by proxy, which is equal to 81.97% of the Company’s issued and outstanding common stock as of the record date. At the 2026 Annual Meeting, the Company’s stockholders (i) elected the four nominees named below to the Board, to serve until the next annual meeting of the stockholders and until their successors are elected and qualify; (ii) approved a non-binding, advisory resolution approving the compensation of the Company’s named executive officers; (iii) approved the A&R 2021 Plan; and (iv) ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 1: Election of Directors — The final number of votes for, withheld and broker-non-votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John McCarthy	10,146,437	2,106,107	2,887,125
Andy Bryant	11,139,727	1,112,817	2,887,125
Dale Foster	11,975,398	277,146	2,887,125
Paul Giovacchini	11,336,652	915,892	2,887,125

Proposal 2: Advisory Resolution to Approve Compensation of the Company’s Named Executive Officers — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,081,655	1,109,991	60,898	2,887,125

Proposal 3: Approval of the Amended and Restated Climb Global Solutions, Inc. 2021 Omnibus Incentive Plan — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,184,814	1,007,042	60,688	2,887,125

Proposal 4: Ratification of the Appointment of Deloitte & Touche, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026 — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,078,115	30,710	30,844	-

    Item 9.01. Financial Statements and Exhibits

    (d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Amended and Restated Climb Global Solutions, Inc. 2021 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMB GLOBAL SOLUTIONS, INC.

Date: June 4, 2026	By:	/s/ Matthew Sullivan
	Name:	Matthew Sullivan
	Title:	Chief Financial Officer

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